UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 25, 2006
Date of report (Date of earliest event reported)
STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 237-0410
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events.
     Stone Energy Corporation (“Stone”) and Energy Partners, Ltd. (“EPL”) have each set a record date of August 28, 2006 for its respective special meeting of stockholders to approve matters relating to the proposed merger of EPL and Stone. EPL and Stone stockholders of record as of August 28, 2006 will be mailed the joint proxy statement/prospectus contained in the Registration Statement on Form S-4 shortly after the Securities and Exchange Commission has declared the Registration Statement effective.
     On August 25, 2006, Stone and EPL issued a joint press release announcing each company has set a record date of August 28, 2006 for its respective special meeting of stockholders relating to the proposed merger of EPL and Stone, attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits:
99.1	Press release dated August 25, 2006, “EPL and Stone Set Record Date of August 28, 2006 for Stockholder Meetings”.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION
Date: August 25, 2006	By:	/s/ J. Kent Pierret
J. Kent Pierret
Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 25, 2006, “EPL and Stone Set Record Date of August 28, 2006 for Stockholder Meetings”.